                             POWER OF ATTORNEY

 The undersigned does hereby nominate, constitute and appoint

 Charles K. Mosher the undersigned's true lawful attorney and agent to do any and all things and execute and file any and all instruments which said attorneys and agents, or any of them, may deem

 necessary or advisable to enable the undersigned (in the

 undersigned's individual capacity or in any other capacity)

 to comply with the Securities Exchange Act of 1934

 (the "34 Act") and the Securities Act of 1933 (the "33 Act")

 and any requirements of the Securities and Exchange Commission

 (the "SEC") in respect thereof, in connection with the preparation,

 execution and/or filing of (i) any report or statement of

 beneficial ownership or changes in beneficial ownership of

 securities of WSFS Financial Corporation, a Delaware corporation

 (the "Company"), that the undersigned (in the undersigned's individual capacity or in any other capacity) may be required to file pursuant to Section 16(a) of the 34 Act, including any report or statement on Form 3, Form 4 or Form 5, or to any

 amendment thereto, (ii) any report or notice required under

 Rule 144 of the 33 Act, including Form 144, or any amendment thereto, and (iii) any and all other documents or instruments that may be necessary or desirable in connection with or in furtherance of any of the foregoing, including Form ID, or

 any amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required pursuant to Section 16(a) of the 34 Act or any rule or regulation of the SEC, such power and authority to extend to any form or forms adopted by the SEC in lieu of or in addition to any of the foregoing and to include full power and authority to sign the undersigned's name in his or her individual capacity or otherwise, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof. This authorization shall supersede all prior authorizations to act for the undersigned with respect to

 securities of the Company in such matters, which prior

 authorizations are hereby revoked, and shall remain in effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys in fact.

 IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2017.

     /s/ Paul S. Greenplate

                                            Paul S. Greenplate